THE ALGER FUNDS
Alger Growth & Income Fund

Supplement dated May 11, 2012 to the

Prospectus dated March 1, 2012

As supplemented to date

The Class B Shares of Alger Growth & Income Fund (the “Fund”) will be converted to Class A Shares of the Fund on or about June 15, 2012.  The conversion will occur without the imposition of any sales charge, fee or other charge regardless of how long the Class B Shares have been held.  The conversion generally is a non-taxable event.  Current shareholders of Class B Shares of the Fund do not have to take any action.

Following the conversion, shareholders will be subject to the lower Class A distribution and/or service fee, and will be able to exchange their shares for Class A Shares of other funds in the Alger Family of Funds.  Purchase orders received for Class B Shares of Alger Growth & Income Fund will be invested in Class A Shares of the Fund, subject to any applicable sales charge that generally applies to Class A Shares.

S-MPAD 51112